As filed with the Securities and Exchange Commission on February __, 1999
                                                Registration No. 333-____
================================================================================



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                                ACE LIMITED
           (Exact name of registrant as specified in its charter)

              CAYMAN ISLANDS                           98-0091805
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                              The ACE Building
                            30 Woodbourne Avenue
                          Hamilton HM 08, Bermuda
            (Address of principal executive offices) (zip code)

                 ACE Limited 1995 Long-Term Incentive Plan

                          (Full title of the plan)

                             Brian Duperreault
                                ACE Limited
                         c/o CT Corporation System
                               1633 Broadway
                          New York, New York 10019
                  (Name and address of agent for service)

Telephone number, including area code, of agent for service:  (441) 295-5200 copy to
                              Laura D. Richman
                            Mayer, Brown & Platt
                           190 S. LaSalle Street
                          Chicago, Illinois 60603
                        ----------------------------

                          CALCULATION OF REGISTRATION FEE
================================================================================
                                Proposed        Proposed
Title of                        Maximum         Maximum
Securities                      Offering        Aggregate            Amount of
to be          Amount to be     Price Per       Offering           Registration
Registered     Registered        Share*         Price*                  Fee
----------     ------------     --------        ---------         --------------
Ordinary
Shares,        2,564,058        $26.3438       $67,547,031          $18,779
$.041666667      shares
par value

--------------------------------------------------------------------------------
* Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low prices of the Ordinary Shares reported on the New York Stock Exchange Composite Tape on February
      9, 1999.

================================================================================

         Pursuant to General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8, File No. 333-1402, (the "Prior Registration Statement") are incorporated herein by reference. This Registration Statement covers 2,564,058 shares which, together with the 6,900,000 shares (after giving effect to the stock split) being carried forward from the Prior Registration Statement and upon which a fee has previously been paid, constitute the 9,464,058 shares issuable under The ACE Limited 1995 Long-Term Incentive Plan.


                                  PART II


                          INFORMATION REQUIRED IN
                         THE REGISTRATION STATEMENT


Item 8.  Exhibits.

                  4.1    Memorandum of Association of the Company
                         (Incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1998)

                  4.2    Articles of Association of the Company
                         (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September 30, 1998)

                  4.3 Specimen certificate representing Ordinary Shares (Incorporated by reference to Exhibit 4.3 to the Registration Statement on From S-1 of the Company No. 33-57206)

                  5.1 Opinion of Maples and Calder as to the legality of the Ordinary Shares

                  23.1   Consent of PricewaterhouseCoopers LLP

                  23.2   Consent of Maples and Calder (included in Exhibit 5.1)

                  24.1   Powers of Attorney (included in signature pages)

                  99.1 Appointment of CT Corporation as U.S. agent for service of process (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-1 of the Company (No.33-72118)).

                  99.2 Confirmation of appointment of CT Corporation System as U.S. agent for service of process (incorporated by reference to Exhibit 99.2 to Registration Statement on Form S-3 of the Company (No.333-49257)).

                                 SIGNATURES


         Each person whose signature appears below constitutes and appoints, Brian Duperreault, Christopher Z. Marshall, Peter N. Mear and Keith White and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda, on February 2, 1999.

                                   ACE Limited


                                   By: /s/ Brian Duperreault
                                       ----------------------------------------
                                     Its: Chairman, President and
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                        Date
---------                        -----                        ----
/s/ Brian Duperreault
---------------------------      Chairman, President and      February 2, 1999
Brian Duperreault                Chief Executive Officer;
                                 Director

/s/ Christopher Z. Marshall
---------------------------      Executive Vice President     February 5, 1999
Christopher Z. Marshall          and Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)

/s/ Michael G. Atieh
---------------------------      Director                     February 5, 1999
Michael G. Atieh


/s/ Bruce L. Crockett
---------------------------      Director                     February 5, 1999
Bruce L. Crockett

Signature                         Title                       Date
---------                         -----                       ----

/s/ Jeffrey W. Greenberg
--------------------------        Director                    February 5, 1999
Jeffrey W. Greenberg


/s/ Meryl D. Hartzband
--------------------------        Director                    February 5, 1999
Meryl D. Hartzband


/s/ Robert M. Hernandez
--------------------------        Director                    February 5, 1999
Robert M. Hernandez


/s/ Donald Kramer
--------------------------        Director                    February 5, 1999
Donald Kramer


/s/ Peter Menikoff
--------------------------        Director                    February 5, 1999
Peter Menikoff


/s/ Thomas J. Neff
--------------------------        Director                    February 5, 1999
Thomas J. Neff


/s/ Glen M. Renfrew
--------------------------        Director                    February 5, 1999
Glen M. Renfrew


/s/ Robert Ripp
--------------------------        Director                    February 5, 1999
Robert Ripp


/s/ Walter A. Scott
--------------------------        Director                    February 5, 1999
Walter A. Scott


/s/ Dermott F. Smurfit
--------------------------        Director                    February 5, 1999
Dermott F. Smurfit


/s/ Robert W. Staley
--------------------------        Director                    February 2, 1999
 Robert W. Staley


/s/ Gary M. Stuart
--------------------------        Director                    February 5, 1999
 Gary M. Stuart


/s/ Sidney F. Wentz
--------------------------        Director                    February 2, 1999
Sidney F. Wentz

                         AUTHORIZED REPRESENTATIVE

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the undersigned as the duly authorized representative of ACE Limited in the United States.


                                          /s/ Brian Duperreault
                                          -----------------------------------
                                               Brian Duperreault


                                          Date:  February 2, 1999

                               EXHIBIT INDEX

Exhibit Number   Description of Document                          Page Number
--------------   -----------------------                         ------------

      4.1        Memorandum of Association of the Company
                 (Incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1998)

      4.2 Articles of Association of the Company (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September 30,
                 1998)

      4.3 Specimen certificate representing Ordinary Shares (Incorporated by reference to Exhibit 4.3 to the Registration Statement on From S-1 of the Company (No. 33-57206))

      5.1 Opinion of Maples and Calder as to the legality of the Ordinary Shares

      23.1       Consent of PricewaterhouseCoopers LLP

      23.2       Consent of Maples and Calder (included in Exhibit 5.1)

      24.1       Powers of Attorney (included in signature pages)

      99.1 Appointment of CT Corporation as U.S. agent for service of process (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-1 of the Company (No. 33-72118)).

      99.2 Confirmation of appointment of CT Corporation System as U.S. agent for service of process (incorporated by reference to Exhibit 99.2 to Registration Statement on Form S-3 of the Company (No. 333-49257)).